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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 22, 2003



                        Commission file number: 001-14171



                                    C2, INC.
             (Exact name of registrant as specified in its charter)

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
                 Wisconsin                                  39-1915787
 ---------------------------------------------   ----------------------------------
(State OR other jurisdiction of incorporation)  (I.R.S. Employer Identification No.)



700 N. Water Street, Suite 1200, Milwaukee, Wisconsin              53202
-----------------------------------------------------        -------------------
     (Address of principal executive office)                     (Zip Code)


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Registrant's telephone number, including area code  (414) 291-9000
                                                   -----------------




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ITEM 7.    MANAGEMENT'S EXHIBITS.

           Exhibits.

           Exhibit No.              Exhibit

               99                   C2, Inc. Press Release dated April 22, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

       The following information is being furnished under Item 12 "Results of Operations and Financial Condition" of Form 8-K. The information is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

       On April 22, 2003, C2, Inc. announced its financial results for the first quarter ended March 31, 2003. In addition to the financial results for the quarter, C2 announced that its subsidiary, Total Logistic Control, was awarded a 10-year Facility Management Service contract from a Fortune 100 food company to staff and operate a large new refrigerated distribution center in Rochelle, Illinois.

       The Press Release dated April 22, 2003 is included in this Form 8-K filing as Exhibit 99.






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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           C2, INC.

Date:      April 22, 2003                  By:    /s/  WILLIAM T. DONOVAN
                                                     ----------------------

                                           William T. Donovan
                                           President  & Chief Executive Officer


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                                 EXHIBIT INDEX


     Exhibit No.           Exhibit

       99                     C2, Inc. Press Release dated April 22, 2003